================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   ----------

        Date of Report (Date of earliest event reported): March 16, 2005

                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

             Delaware                 000-22433            75-2692967
   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)           File Number)       Identification No.)

                            6300 Bridgepoint Parkway
                             Building Two, Suite 500
                               Austin, Texas 78730
          (Address, including zip code, of principal executive offices)

         Brigham's telephone number, including area code: (512) 427-3300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

Item 2.02  Results of Operation and Financial Condition.

         Brigham is furnishing its press release dated March 17, 2005, which announced that it filed with the SEC a Form 12b-25, stating that it requires additional time to revise previously announced results of operations provided in its press release on March 3, 2005, assess the impact that a revision in its methodology for calculating depletion expense will have on its previously issued financial statements and file its 2004 Annual Report on Form 10-K. The text of that press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 4.02 (a) Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Period.

         On March 16, 2005, due to items discussed below and in our press release dated March 17, 2005, Brigham's management concluded that it would restate its fiscal financial results for 2003 and 2002 and quarterly financial results for 2004 and 2003. A copy of Brigham's press release dated March 17, 2005, is attached hereto as exhibit 99.1. Brigham will restate its fiscal financial results for 2003 and 2002 and its quarterly financial results for 2004 and 2003 in its 2004 Annual Report on Form 10-K. Investors are cautioned not to rely on the historical financial statements for 2003 and 2002 and the quarterly financial results for 2004 and 2003 until Brigham's 2004 Annual Report on Form 10-K is filed. Similarly, investors are also cautioned not to rely on fourth quarter 2004 and fiscal 2004 financial results that were included in Brigham's press release dated March 3, 2005 and Form 8-K/A filed on March 4, 2005.

         The restatement stems from a revision in Brigham's methodology for calculating depletion expense for its proved oil and natural gas properties. Historically, Brigham has calculated a depletion rate at period end and applied that rate to the year-to-date production, instead of applying the rate to the current period production only, as required by generally accepted accounting principles. The restatement will result in a decrease in depletion expense in Brigham's consolidated financial statements for the quarterly periods of fiscal 2004 and 2003, as well as in the financial statements for fiscal 2003 and 2002.

         Brigham's management has discussed these matters with the audit committee of the Company and with its independent registered public accounting firm.

Item 7.01  Regulation FD Disclosure.

         Brigham is furnishing its press release dated March 17, 2005. The text of the press release is furnished as attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibit 99.1 Press release dated March 17, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Brigham has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  BRIGHAM EXPLORATION COMPANY

Date:    March 21, 2005

                                                  By: /s/ Eugene B. Shepherd, Jr
                                                      --------------------------
                                                      Eugene B. Shepherd, Jr.
                                                      Executive Vice President &
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS

         Item Number                     Exhibit
         -----------       -----------------------------------
         99.1*             Press Release dated March 17, 2005